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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): January 30, 1997



                                 NCO GROUP, INC.
                                 ---------------
             (Exact name of Registrant as specified in its charter)
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

            Pennsylvania                                   0-21639                                    23-2858652
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
  (State or other jurisdiction of                  (Commission File Number)                        (I.R.S. Employer
   incorporation or organization)                                                               Identification Number)
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                                1740 Walton Road
                       Blue Bell, Pennsylvania 19422-0987
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          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (610) 832-1440
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Item 2.  Acquisition or Disposition of Assets.
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         On January 30, 1997 (the "TRC Closing Date"), NCO Teleservices, Inc., a
Pennsylvania corporation ("NCO Teleservices") which is a wholly-owned subsidiary of NCO Group, Inc. ("NCO"), acquired substantially all of the assets of Tele-Research Center, Inc., a Pennsylvania corporation ("TRC"), and Strategic Information, Inc., a Pennsylvania corporation ("SII"), pursuant to the terms of a certain Asset Purchase Agreement, dated January 30, 1997 (the "TRC Purchase Agreement"), by and among, NCO, TRC, SII and Robert Malmud and Andrew Pauson, the shareholders of TRC (collectively, the "TRC Shareholders"). TRC and SII provided market research, data collection, and other teleservices to market research companies as well as end-users.

         Under the TRC Purchase Agreement, NCO Teleservices purchased substantially all of the assets and rights relating to TRC's and SII's market research and telemarketing business (the "TRC Business"). NCO Teleservices paid $1,600,000 in cash for the TRC Business and assumed certain contractual obligations. The purchase price may be increased by a maximum of up to $600,000 if the TRC Business achieves certain revenue targets during the three year period following the TRC Closing Date, as set forth in the TRC Purchase Agreement. At the option of the Seller, the purchase price adjustment may be paid in cash or NCO Common Stock, based on the fair market value of NCO Common Stock as of the date that the purchase price adjustment accrues.

Item 7.  Financial Statements and Exhibits.
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         The following exhibits are being filed as part of this report:

         (a)      Financial Statements of Businesses Acquired.

                  It is impracticable to provide any required financial statements for the acquired businesses at this time. Any required financial statements will be filed as an amendment to this Form 8-K as soon as practicable, but not later than April 15, 1997.

         (b)      Pro Forma Financial Information.

                  It is impracticable to provide any required pro forma financial information for the acquired businesses at this time. Any required pro forma financial information will be filed as an amendment to this Form 8-K as soon as practicable, but not later than April 15, 1997.

         (c)      Exhibits.
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         Number            Title
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           1.              Asset Purchase Agreement, dated January 30,
                           1997, by and among NCO, TRC, SII and the TRC
                           Shareholders. (To be filed by amendment).
                           NCO will furnish to the Securities and
                           Exchange Commission a copy of any omitted schedule upon request.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NCO GROUP, INC.

                                         By:  /s/ Steven L. Winokur
                                              ---------------------------------
                                              Vice President, Finance
                                              and Chief Financial Officer



Date:   February 14, 1997




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